ACCOUNTING ESTIMATED AND JUDGMENTS	12 Months Ended
Dec. 31, 2017
ACCOUNTING ESTIMATED AND JUDGMENTS
ACCOUNTING ESTIMATED AND JUDGMENTS

NOTE 4 — ACCOUNTING ESTIMATED AND JUDGMENTS

In the application of the accounting policies, the Management of the Company must make judgments and estimates regarding the book values of revenues, expenses, assets, and liabilities, as well as disclosures in the explanatory notes, in cases where such values are not easily obtained from other sources. These estimates and the respective assumptions are based on the historic experience and on other factors deemed to be of relevance. The estimates and underlying assumptions are subject to constant review. The effects resulting from the reviews made of accounting estimates are recorded in the period in which the estimates are reviewed (if the review affects only that period) or in subsequent periods as well (if the review affects both present and future accounting periods).

In addition to the fact that these estimates and assumptions are subject to constant monitoring and review by the Management of the Company and of its subsidiaries, the materialization of the book value of revenues, expenses, assets, and liabilities is inherently uncertain, as a result of the use of judgment. As a result, the Company may experience material effects resulting from inaccuracies in these estimates and judgments in future periods, which could in turn have a material adverse effect on the Company’s financial standing, on the income earned in its activities, and/or on its cash flows.

Below are found the main assumptions for the accounting estimates assessed as most critical by the Management of the Company and of its subsidiaries, with respect to the future and other primary sources of uncertainty used that could lead to significant adjustments in the book values of assets and liabilities in future periods:

I.	Deferred tax assets and liabilities

Estimates for taxable earnings, the basis for analysis of realization of net deferred tax assets, are based on the annual budgets and the strategic plan, both which are periodically reviewed, and on the history of profitability. However, future taxable earnings can be greater or less than the estimated used by the Management when determining whether to record the amount of the deferred tax asset (see Note 10).

II.	Provision for impairment of long-term assets

The Management of the Company utilized assumptions and technical data to prepare the impairment testing for long-term assets, in order to verify that the book value of fixed assets and intangible assets is not higher than the recoverable value, and where this is the case, an impairment loss is recorded with establishing of a provision for losses.  Assumptions are used in this process, based on the historic experience managing the asset, group of assets, or cash-generating unit, as well as valuation practices commonly used in the market. Such assumptions may eventually be proven inaccurate, including with regard to estimated useful life.  At present, the useful life adopted by the Company is in accordance with the practices specified by the ANEEL, applicable to assets linked to public electricity concessions, which can vary as a result of the periodic analysis of the useful life of the assets.  In addition, the useful life is limited to the term of the concession.

Various inherently uncertain events also impact the determining of the variables and assumptions used by the Management of the Company and of its subsidiaries when calculating discounted future cash flows for the purpose of recognizing the recoverable value of long-term assets. These events include: the maintaining of levels of electricity consumption; rate of economic growth in the country; available of water resources; as well as those inherent to the termination of concession periods for electricity utilities, particularly regarding the value of reversal at the end of the concession period. On this point, an assumption was adopted such that indemnification is contractually established, where applicable, at the amount of the new replacement value (VNR, in Portuguese) for generation and transmission.  These are the expected amounts of indemnification at the end of the electricity generation and transmission concession period (see accounting practices in Note 3.12 and movements in provisions during the fiscal year in Note 19). One of the most important variable was the discount rate used in the cash flows, with definition of a specific percentage for the generation segment (6.33%). The rate used for Angra 3 considers the specific characteristics of the nuclear segment, as well as certain assumptions relating to financing, the specific capital structure of the project, and levered beta calculated using ANEEL assumptions. The percentage used was 5.44%.

III.	Basis for determining indemnification on concessions by the authority granting the concession

Law 12,783/2013, enacted on January 11, 2013, defined the new replacement value (VNR) as the basis for calculating indemnification by the authority granting concession for utility concessions. For concessions not yet extended, the Company adopted the assumption that the assets can be reversed at the end of the concession agreements. Based on this assumption, for concessions that have already been extended, the receivables from the authority granting concession were maintained with regard to the Basic Existing System Network (RBSE, in Portuguese), for investments made subsequent to the base project of the power plants and transmission lines (modernization and improvements) and for the thermal generation assets. These amounts are subject to authorization by the ANEEL as reported in Note 2.1 The Company adopted the new replacement value (VNR) as a means of calculating the amount to be indemnified by the Authority Granting Concession for the portion of generation and transmission assets not fully depreciated by the end of the concession. For distribution assets, the Regulatory Asset Base (BRR) was defined for this calculation.

IV.	Useful life of fixed assets

The Company uses the criteria defined in the ANEEL Resolution 367 of 02 June 2009, for determining the estimated useful lives of the fixed assets, limited to the term of granting, by understanding that they represent properly the referred useful life (See Note 16).

V.	Provision for assets decommissioning

The Company records a provision for obligations relating to the decommissioning of assets relating to its thermonuclear power plants. To determine the amount of the provision, assumptions and estimates are made regarding discount rates, the estimated cost to decommission and remove the entire plant from the site, and the expected time at which such costs are incurred (see Note 31). The estimate of the costs is based on the legal and environmental requirements for the decommissioning and removal of the entire plant, as well as the prices of products and services to be used at the end of useful life.

VI.	Actuarial obligations

The recorded actuarial obligations are determined using actuarial calculations prepared by independent actuaries and reviewed by management based on the expected life of the participant (AT-2000 table), average age of retirement, and inflation. Nevertheless, the actual future results of the benefits could be different from current results and those recorded in the books (see Note 29).

VII.	Provision for labor, tax, and civil risks

Provisions for labor, tax, and civil risks, when there are present obligations (legal or constructive) resulting from past events, payment of which is likely and the amount of which can be reliably estimable, based on the assessment of the Management and of the internal and/or external legal counsel of the Company. The provisioned totals are recorded based on the estimated costs of the outcomes of the aforesaid contingencies. Contingent risks with expectation of possible loss are disclosed by the Management but are not provisioned. This assessment is supported by the judgment of the Management, together with its legal advisors, considering the jurisprudence, the initial and superior court rulings known, the history of any agreements and decisions, the experience of the Management and its legal advisors, as well as other applicable aspects (See Note 30).

VIII.	Allowance for doubtful accounts (ADA)

The Company records a provision for receivables and loans which the Management understands to be uncertain in terms of actual receipt.

The ADA for customers is calculated based on receivables more than 90 days past due for residential class consumers, 180 days past due for commercial class consumers, and 360 days past due for industrial, rural, government, and utility class consumers. It also considers an individual analysis of the receivables and the balance of each consumer, based on the Management’s experience with regard to effective losses, as well as the existence of real guarantees.

The ADA for loans granted is established based on the amounts of receivables that are past due. The ADA is reversed or reviewed once the debt is settled or renegotiated.

IX.	Valuation of financial instruments

As described in Note 44, the Management of the Company uses valuation techniques which include information that is not based on observable market data to estimate the fair value of certain kinds of financial instruments. Note 44 shows the information on the main assumptions used to determine the fair value of financial instruments, as well as the sensitivity analysis of these assumptions. The Management of the Company and its subsidiaries believes that the valuation techniques selected and the assumptions used are adequate to determining the fair value of financial instruments.

X.	Onerous contracts

The Company and its subsidiaries use assumptions relating to the economic costs and benefits of each contract to determine whether any onerous contracts exist. In the case of long-term commitments for purchase and sale of energy, one of the critical estimates to determining the provisioned amount for future sale under the contract is the average historic Settlement Price for Differences (PLD, in Portuguese) approved by the Management of the Company as an assumption to calculate the provision for onerous contracts, as well as the discount rate used for cash flows. The actual values of the PLD and/or of items considered within the discount rate may over the years be higher or lower than those corresponding to the assumptions used by the Company. In addition, the Company can also have onerous contracts in concessions where the current expected cost for operations and maintenance is not fully covered by revenue (see Note 33).

XI.	Risks relating to legal and regulatory compliance

a)	Lava Jato

In response to investigations carried out as part of the “Lava Jato Operation” regarding irregularities involving officials, contractors, and suppliers of Eletrobras and of special purpose entities (SPEs) in which Eletrobras holds minority interests, in 2015, the Board of Directors of the Company decided to begin an investigative procedure, given the risk that such irregularities could affect some of the main investments of Eletrobras. In order to conduct this investigation, the Company hired a third party investigator (law firm), which is widely known for its specialization in investigatory actions, and established an Independent Investigation Management Commission (CIGI), comprised of independent and reputable specialists that were hired to oversee the investigation process.

The investigation process followed the principles generally adopted, accepted by the Securities and Exchange Commission (SEC) and the Department of Justice (DOJ) for situations of this nature, given that since 2008, when Eletrobras was first listed on the New York Stock Exchange with American Deposit Receipts (ADRs), it became subject to North-American laws governing capital markets, particularly with respect to the regulations established under the U.S. Securities and Exchange Act. These laws and regulations include the Foreign Corrupt Practices Act (FCPA), which criminalizes acts of corruption such as payments to officials of foreign governments, political parties, and foreign candidates for political office in exchange for business or economic advantage.

Over the course of 2015 and 2016, as part of the Lava Jato Operation, the Radioatividade and Pripyat Operations resulted in the indictment of six former executives from Eletronuclear, as well as other parties. These processes are still ongoing, but so far four of these former employees have been convicted. Eletrobras has cooperated with authorities in sharing information gathered by the independent investigation, and even assisting the prosecution against the defendants in these criminal proceedings.

In order to facilitate and guarantee the progress of the investigations, the management of the Company has adopted the governance measures required and/or recommended by the third party investigator and by the Independent Commission. Since the start of the investigation, Eletrobras replaced its entire Board of Directors, hired a new CEO, and has strengthened its compliance structure. In mid-2016, the Compliance Department was created, which is responsible for coordinating the compliance program and for managing risks at the Company and at its subsidiaries.

In this same regard, Eletrobras reviewed specific contracts in which the investigations identified potential irregularities. Those contracts were suspended when irregularities were confirmed.

With regard to the employees and directors involved in the ethical matters identified by the investigation, Eletrobras has already taken punitive measures, including suspension and termination of employment. At present, possible legal action is being considered against these officials, and Eletrobras is already in negotiations with the Office of the Attorney General with respect to the filing of civil suits. Eletronuclear is responsible for taking all legal measures regarding the companies part of the Consórcio Angramon (Construtora Norberto Odebrecht S/A, UTC Engenharia S/A, Techint Engenharia e Construção S/A, Construtora Andrade Gutierrez S/A, Empresa Brasileira de Engenharia S/A - EBE, Construtora Queiroz Galvão S/A e Construções e Comércio Camargo Correa S/A), in order to preserve rights.

In October 2016, the independent investigation completed the stage whose objective was to identify any illegal acts that could result in material distortions in the consolidated financial statements of the Company, taking into account the facts and circumstances know at that time. During this stage, cases of overbilling were identified relating to fraudulent tenders resulting from the use of bribes and kickbacks that were paid by certain suppliers and contractors contracted since 2008 by some subsidiaries and some SPEs of which Eletrobras is not a major partner.

The Independent Investigation discovered bribes used to fund improper payments to political parties, elected officials or other public officials, individual contractor personnel, former personnel of subsidiaries or SPEs of Eletrobras and other individuals involved in bid-rigging. Most of alleged improper payments were made by the contractors and suppliers and by intermediaries acting on behalf of those contractors and suppliers.

In 2017, as a result of plea bargain agreements between the executives of the main construction group of Brazil, Odebrecht, the Federal Supreme Court - STF determined that the conduct of politicians mentioned in these agreements were to be investigated. These investigations refer solely to individuals with privileged forum over which the STF has exclusive jurisdiction. In addition, other official investigations may be initiated against individuals who are subject to the jurisdiction of the ordinary courts. Consequently, certain allegations of potential illegal acts committed by the Odebrecht executives within the SPE Santo Antônio (Madeira Energia S.A) became public and the independent investigation issued an amended investigation report covering such facts uncovered by the STF. Eletrobras, through Furnas subsidiary, participates with 39.0% in this project.

In order to determine the adjustments or disclosures in the Company’s consolidated financial statements as a result of the investigation, management took into consideration the conclusions reached and findings reported in each one of the final investigation reports which were approved by the Independent Commission, the Board of Directors, the Audit Committee (Fiscal Council) and the Board of Executive Officer, those in charge of the Company´s governance.

The Company concluded that, under International Accounting Standard IAS 16 — Property, Plant and Equipment, the amounts attributable to overpricing due to bribes and/or to bid-rigging activities deemed to be of an illicit nature, should not have been capitalized as part of the cost of its property, plant and equipment — Fixed Assets or in the Fixed Assets of its SPEs not controlled by the Company. Those amounts that had been capitalized as part of the contract price are not a cost attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by management.

There was not sufficient information to allow the Company to determine the specific period during which the Company would have made the specific overpayments, thus the Company concluded that, after exhausting all reasonable efforts, it was impracticable to determine the period-specific effects of the overpayments on its consolidated financial statement, accordingly, the adjustments for the overpayments incorrectly capitalized have been recognized in the period when they became known. The Company believes this approach is the most appropriate pursuant to the requirements of IFRS for the correction of an error.

The Company also has not recovered and could not estimate any recoverable amounts potentially overpaid. Any amounts ultimately recovered would be recognized as income when received or when their realization becomes virtually certain.

Consequently, in 2014, the Company expensed the total of R$ 195.1 million of capitalized costs representing estimated amounts that Eletrobras subsidiaries overpaid for the acquisition of property, plant and equipment since 2008, and, as a result, an amount of R$ 132.4 million related to impairment losses recognized in 2014 by these Eletrobras subsidiaries have been reversed. Likewise, the Company recognized a loss of R$ 91.5 million in its results from equity method investments related to certain equity investees (SPEs not controlled by the Company). The amounts included both the findings from the final reports of the the third party investigator independent investigation and the corresponding borrowing costs and other charges capitalized.

Also, based on the final reports of the Independent Investigation relating to financial and accounting matters, the Company expensed in 2015 R$ 16.0 million related to contracts/amendments entered after December 31, 2014, and, as a result, an amount of R$ 11.5 million related to impairment losses previously recognized by these Eletrobras subsidiaries have been reversed.

Finally, based on an amended investigation report issue in 2017, an amount of R$ 122.8 million related to impairment losses already recognized by Eletrobras related to its investment under the equity method on the SPE Santo Antonio was reversed in 2017.

The summary of these cumulative adjustments to the 2017, 2015 and 2014 consolidated balance sheets and consolidated statement of profit or loss are as follows:

Findings of the Investigation	Dec 2015	Dec 2014
Angra 3	(11,514)	(129,799)
Mauá 3	(4,482)	(62,684)
Simplício	—	(2,644)

	(15,996)	(195,127)

Balance Sheets	Dec 2017	Dec 2015	Dec 2014
Fixed Assets
Costs	—	(15,996)	(195,127)
Impairment	122,841	11,514	132,443
Equity Method Investments	(122,841)	—	(91,464)

	—	(4,482)	(154,148)

Statement of profit and loss	Dec 2017	Dec 2015	Dec 2014
Investigation findings	—	(15,996)	(195,127)
Impairment charges (Operating charges)	122,841	11,514	132,443
Results of equity method investments	(122,841)	—	(91,464)

	—	(4,482)	(154,148)

The Lava Jato investigations have not been completed and the Federal Public Authorities may take considerable time to complete all procedures of verification and disclosure of facts. In this way, new relevant information may be revealed in the future, which can lead Eletrobras to recognize additional adjustments in its financial statements.

Eletrobras’ contract with the third party investigator remains in effect, aiming at the closure of independent investigative actions and consequent resolution of the case before the American authorities. Additionally, the current contract with the third party investigator also provides for the monitoring of remediation measures, specifically the implementation of the compliance program, as well as the interactions required with Brazilian and North American authorities.

b) Legal proceedings involving the Company — Class Action

On July 22, 2015 and August 15, 2015, two putative class actions suits were filed against Eletrobras and some of our employees in the United States District Court of the Southern District of New York (SDNY) (see Note 30), alleging, essentially, that the acts of corruption and fraud involving companies in which Eletrobras participates, would have caused a significant loss in relation to the securities acquired, since it had not been informed in the public records of the Company.

Currently the process is at the discovery stage and the Company estimates that by mid 2018 there should be a decision about the collective actions included in the class certification. (See Note 30)

c) Resolution process with the SEC and DoJ

The Company understands that the resolution process with the US authorities is still in a preliminary stage. At the moment, there is no pecuniary obligation for Eletrobras related to these investigations, even though the Company continues to seek a solution that is less unpleasant as possible, it is not possible, at this moment, to estimate if there is any potential amount of loss related to this issue.